UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07896

GAMCO Global Series Funds, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GAMCO Vertumnus Fund Third Quarter Report — September 30, 2012
Mario J. Gabelli, CFA

To Our Shareholders,

For the quarter ended September 30, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Vertumnus Fund increased 2.2% compared with increases of 4.0% and 6.1% for the Bank of America Merrill Lynch Global 300 Convertible Index and the Morgan Stanley Capital International (“MSCI”) World Free Index, respectively. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2012.

Comparative Results

Average Annual Returns through September 30, 2012 (a) (Unaudited)					Since
	Quarter	1 Year	5 Year	10 Year	Inception (2/3/94)
Class AAA (GAGCX)	2.22%	5.90%	(2.66)%	5.15%	4.23%
Bank of America Merrill Lynch Global 300 Convertible Index	3.96	12.87	1.66	5.98	N/A	(d)
MSCI World Free Index	6.13	18.85	(4.29)	5.91	3.94	(e)
Lipper Convertible Securities Fund Average	4.73	16.05	2.38	7.70	7.12
Class A (GAGAX)	2.20	6.13	(2.57)	5.19	4.26
With sales charge (b)	(3.68)	0.03	(3.72)	4.57	3.93
Class C (GACCX)	0.00	3.03	(3.82)	4.15	3.67
With contingent deferred sales charge (c)	(1.00)	2.03	(3.82)	4.15	3.67
Class I (GAGIX)	2.26	6.40	(2.39)	5.30	4.31

In the current prospectus dated April 27, 2012, the gross expense ratios for Class AAA, A, C, and I Shares are 3.38%, 3.38%, 4.13%, and 3.13%, respectively, and the net expense ratios in the current prospectus for these share classes are 2.02%, 2.02%, 2.77%, and 1.77%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. The Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Free Index is an unmanaged free float adjusted market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific region. The Lipper Convertible Securities Fund Average reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)  There is no data available for the Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.

(e)  MSCI World Free Index since inception performance is as of January 31, 1994.

The GAMCO Vertumnus Fund

Schedule of Investments — September 30, 2012 (Unaudited)

Principal Amount		Market Value
	CONVERTIBLE CORPORATE BONDS — 38.3%
	Aviation — 0.9%
$ 50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	$100,469

	Broadcasting — 0.0%
400,000	Citadel Broadcasting Corp., Escrow, Sub. Deb., Cv., Zero Coupon, 02/11/20†(a)	0

	Computer Hardware — 6.3%
700,000	SanDisk Corp., Cv., 1.000%, 05/15/13	695,187

	Computer Software and Services — 1.0%
100,000	Mentor Graphics Corp., Sub. Deb., Cv., 4.000%, 04/01/31	112,875

	Consumer Products — 0.4%
400,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17†(a)	49,500

	Diversified Industrial — 5.1%
200,000	GenCorp Inc., Sub. Deb., Cv., 4.063%, 12/31/39	252,125
300,000	Griffon Corp., Ser. 144A, Sub. Deb. Cv., 4.000%, 01/15/17(b)	306,375

		558,500

	Energy and Utilities — 6.3%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	410,156
300,000	JA Solar Holdings Co. Ltd., Cv., 4.500%, 05/15/13	286,500

		696,656

	Entertainment — 0.5%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	60,969

	Financial Services — 3.4%
350,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	372,094

	Health Care — 4.5%
400,000	Chemed Corp., Cv., 1.875%, 05/15/14	423,500
50,000	Medicis Pharmaceutical Corp., Cv., 2.500%, 06/04/32	74,719

		498,219

	Metals and Mining — 6.5%
100,000	Alcoa Inc., Cv., 5.250%, 03/15/14	149,062
200,000	Kinross Gold Corp., Ser. 144A, Cv., 1.750%, 03/15/28(b)	201,125

Principal Amount		Market Value
$250,000	Newmont Mining Corp., Ser. B, Cv., 1.625%, 07/15/17	$363,594

		713,781

	Telecommunications — 3.4%
20,000,000(c)	Softbank Corp., Cv., 1.500%, 03/31/13	374,316

	TOTAL CONVERTIBLE CORPORATE BONDS	4,232,566

	CORPORATE BONDS — 0.7%
	Energy and Utilities — 0.5%
200,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	53,500

	Retail — 0.2%
6,200,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11†(a)	18,600

	TOTAL CORPORATE BONDS	72,100

Shares
	COMMON STOCKS — 34.3%
	Business Services — 1.2%
3,000	Ariba Inc.†	134,400

	Diversified Industrial — 0.3%
1,500	General Electric Co.	34,065

	Entertainment — 0.1%
1,000	Electronic Arts Inc.†	12,690

	Financial Services — 8.8%
3,000	American International Group Inc.†	98,370
4	Berkshire Hathaway Inc., Cl. A†	530,800
5,000	Delphi Financial Group Inc.†(a)	3,125
4,000	Legg Mason Inc.	98,720
1,000	Pacific Capital Bancorp†	45,900
500	Royal Bank of Canada	28,705
3,000	Wells Fargo & Co.	103,590
1,500	WR Berkley Corp.	56,235

		965,445

	Food and Beverage — 3.9%
15,000	Grupo Modelo SAB de CV, Cl. C	135,052
3,000	Kellogg Co.	154,980
1,000	Nestlé SA	63,052
2,000	The Coca-Cola Co.	75,860

		428,944

	Health Care — 6.9%
2,000	Bristol-Myers Squibb Co.	67,500
1,400	Patterson Companies Inc.	47,936
6,000	Pfizer Inc.	149,100
3,000	Roche Holding AG, ADR	140,970

See accompanying notes to schedule of investments.
2

The GAMCO Vertumnus Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
25,000	Sunrise Senior Living Inc.†	$356,750

		762,256

	Machinery — 3.2%
6,000	Robbins & Myers Inc	357,600

	Membership Organizations — 5.8%
5,000	AMERIGROUP Corp.†	457,150
4,000	Kenexa Corp.†	183,320

		640,470

	Retail — 1.6%
2,000	Dollar Thrifty Automotive Group Inc.†	173,860

	Semiconductors — 0.9%
15,000	FSI International Inc.†	93,000

	Telecommunication Services — 0.8%
10,000	Brightpoint Inc.†	89,800

	Telecommunications — 0.8%
5,000	Telekom Austria AG	35,339
2,000	Vodafone Group plc, ADR	56,990

		92,329

	TOTAL COMMON STOCKS.	3,784,859

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 26.7%
$2,950,000	U.S. Treasury Bills, 0.085% to 0.145%††,
	10/18/12 to 02/28/13	2,949,270

	TOTAL INVESTMENTS — 100.0% (Cost $10,802,033)	$11,038,795

	Aggregate tax cost	$10,802,057

	Gross unrealized appreciation	$722,186
	Gross unrealized depreciation	(485,448)

	Net unrealized appreciation/depreciation	$236,738

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $71,225 or 0.65% of total investments.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of Rule 144A securities amounted to $507,500 or 4.60% of total investments.

(c)	Principal amount denoted in Japanese Yen.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.
3

The GAMCO Vertumnus Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

4

The GAMCO Vertumnus Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds(a)	—	$4,232,566	$0	$4,232,566
Corporate Bonds(a)	$18,600	53,500	—	72,100
Common Stocks:
Financial Services	962,320	—	3,125	965,445
Other Industries (a)	2,819,414	—	—	2,819,414
Total Common Stocks	3,781,734	—	3,125	3,784,859
U.S. Government Obligations	—	2,949,270	—	2,949,270
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$3,800,334	$7,235,336	$3,125	$11,038,795

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

5

The GAMCO Vertumnus Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2012, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information

6

The GAMCO Vertumnus Fund

Notes to Schedule of Investments (Unaudited) (Continued)

about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2012, refer to the Schedule of Investments.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$1,409,463
Capital Loss Carryforward Available through 2017	379,911

Total Capital Loss Carryforwards	$1,789,374

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

7

GAMCO Global Series Funds, Inc.

The GAMCO Vertumnus Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA	John D. Gabelli
Chairman and Chief	Senior Vice President,
Executive Officer,	Gabelli & Company, Inc.
GAMCO Investors, Inc.

E. Val Cerutti	Werner J. Roeder, MD
Chief Executive Officer,	Medical Director,
Cerutti Consultants, Inc.	Lawrence Hospital

Anthony J. Colavita	Anthonie C. van Ekris
President,	Chairman,
Anthony J. Colavita, P.C.	BALMAC International, Inc.

Arthur V. Ferrara	Salvatore J. Zizza
Former Chairman and	Chairman,
Chief Executive Officer,	Zizza & Associates Corp.
Guardian Life Insurance
Company of America

Officers

Bruce N. Alpert	Agnes Mullady
President, Secretary, and	Treasurer
Acting Chief
Compliance Officer

Custodian, Transfer Agent, and Dividend

Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Vertumnus Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q312QR

GAMCO

The

GAMCO

Vertumnus

Fund

THIRD QUARTER REPORT

SEPTEMBER 30, 2012

The GAMCO Global Growth Fund

Third Quarter Report — September 30, 2012

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three, five, and ten year periods ended September 30, 2012 among 740, 740, 529, and 299 World Stock funds, respectively.

Morningstar RatingTM is based on risk-adjusted returns.

Howard F. Ward, CFA	Caesar Bryan

To Our Shareholders,

For the quarter ended September 30, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Growth Fund increased 7.2% compared with an increase of 6.9% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2012.

Comparative Results

Average Annual Returns through September 30, 2012 (a) (Unaudited)					Since
	Quarter	1 Year	5 Year	10 Year	Inception (2/7/94)
Class AAA (GICPX)	7.19%	30.90%	0.20%	9.77%	8.28%
MSCI AC World Free Index	6.92	21.55	(1.59)	9.07	4.34(d	)
Lipper Global Large-Cap Growth Fund Average	6.23	22.93	(1.79)	7.85	N/A
Class A (GGGAX)	7.19	30.95	0.20	9.78	8.29
With sales charge (b)	1.02	23.42	(0.98)	9.13	7.94
Class C (GGGCX)	6.99	29.94	(0.56)	8.95	7.74
With contingent deferred sales charge (c)	5.99	28.94	(0.56)	8.95	7.74
Class I (GAGIX)	7.24	31.24	0.47	9.92	8.36

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 1.84%, 1.84%, 2.59%, and 1.59%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Average reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)  MSCI AC World Free Index since inception performance is as of January 31, 1994.

The GAMCO Global Growth Fund

Schedule of Investments — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 99.4%
	FINANCIALS — 17.8%
10,000	American International Group Inc.†	$327,900
79,500	Bank of America Corp.	701,985
25,000	Cheung Kong (Holdings) Ltd.	366,583
1,533	China Life Insurance Co. Ltd., ADR	66,486
44,700	JPMorgan Chase & Co.	1,809,456
8,000	Julius Baer Group Ltd.	279,001
73,200	Morgan Stanley	1,225,368
10,600	Royal Bank of Canada	608,546
17,300	Schroders plc	424,070
142,000	Skandinaviska Enskilda Banken AB, Cl. A	1,188,954
67,300	Standard Chartered plc	1,521,469
50,000	Swire Pacific Ltd., Cl. A	612,583
35,000	Swire Properties Ltd.	108,330
12,700	The Goldman Sachs Group Inc.	1,443,736
9,700	The Toronto-Dominion Bank	808,398

	TOTAL FINANCIALS	11,492,865

	INFORMATION TECHNOLOGY — 17.4%
4,700	Apple Inc.	3,136,122
10,500	eBay Inc.†	508,305
24,000	EMC Corp.†	654,480
9,400	Facebook Inc., Cl. A†	203,510
2,000	Google Inc., Cl. A†	1,509,000
3,700	International Business Machines Corp.	767,565
3,700	Keyence Corp.	948,232
1,600	MasterCard Inc., Cl. A	722,368
31,500	Microsoft Corp.	938,070
15,500	QUALCOMM Inc.	968,595
6,700	Visa Inc., Cl. A	899,676

	TOTAL INFORMATION TECHNOLOGY	11,255,923

	CONSUMER DISCRETIONARY — 14.8%
600	Amazon.com Inc.†	152,592
6,500	Burberry Group plc, ADR	210,990
8,000	CBS Corp., Cl. B, Non-Voting	290,640
6,400	Christian Dior SA	858,619
4,000	Coach Inc.	224,080
14,000	Comcast Corp., Cl. A, Special	487,200
18,014	Compagnie Financiere Richemont SA, Cl. A	1,080,265
13,000	DIRECTV†	681,980
9,000	Discovery Communications Inc., Cl. A†	536,670
9,800	Hennes & Mauritz AB, Cl. B	340,452
9,000	Macy’s Inc.	338,580
4,000	NIKE Inc., Cl. B	379,640
700	priceline.com Inc.†	433,111
2,000	Ralph Lauren Corp.	302,460
14,700	Starbucks Corp.	746,025
9,000	The Home Depot Inc.	543,330
14,600	The Swatch Group AG	1,014,471
6,200	Tiffany & Co.	383,656

Shares		Market Value
11,000	Viacom Inc., Cl. B	$589,490

	TOTAL CONSUMER DISCRETIONARY	9,594,251

	CONSUMER STAPLES — 14.7%
6,000	Beam Inc.	345,240
4,000	Colgate-Palmolive Co.	428,880
5,300	Costco Wholesale Corp.	530,663
8,371	Danone SA	515,375
50,000	Davide Campari - Milano SpA	393,225
55,500	Diageo plc	1,558,969
5,000	Diageo plc, ADR	563,650
9,300	Mead Johnson Nutrition Co.	681,504
28,400	Nestlé SA	1,790,665
4,100	PepsiCo Inc.	290,157
7,456	Pernod-Ricard SA	836,546
16,300	The Coca-Cola Co.	618,259
6,000	The Estee Lauder Companies Inc., Cl. A	369,420
2,800	Whole Foods Market Inc.	272,720
11,100	Woolworths Ltd.	331,144

	TOTAL CONSUMER STAPLES	9,526,417

	INDUSTRIALS — 13.1%
3,000	Caterpillar Inc.	258,120
2,600	Cummins Inc.	239,746
8,600	Eaton Corp.	406,436
6,000	Emerson Electric Co.	289,620
3,700	FANUC Corp.	596,438
2,500	Flowserve Corp.	319,350
29,000	General Electric Co.	658,590
8,000	Honeywell International Inc.	478,000
39,000	Jardine Matheson Holdings Ltd.	2,219,100
6,500	PACCAR Inc.	260,163
5,100	Precision Castparts Corp.	833,034
6,600	Schneider Electric SA	390,608
5,000	Secom Co. Ltd.	260,764
3,300	Siemens AG	329,118
4,300	Union Pacific Corp.	510,410
5,000	United Technologies Corp.	391,450

	TOTAL INDUSTRIALS	8,440,947

	HEALTH CARE — 10.3%
5,000	Abbott Laboratories	342,800
4,700	Allergan Inc.	430,426
3,000	Amgen Inc.	252,960
6,700	Becton, Dickinson and Co.	526,352
6,600	Hisamitsu Pharmaceutical Co. Inc.	364,928
500	Intuitive Surgical Inc.†	247,815
11,000	Johnson & Johnson	758,010
11,500	Novartis AG, ADR	704,490
4,600	Novo Nordisk A/S, Cl. B	726,691
1,000	Novo Nordisk A/S, ADR	157,810
12,000	Roche Holding AG, ADR	563,880
2,600	Roche Holding AG, Genusschein	485,720

See accompanying notes to schedule of investments.
2

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
6,400	Shire plc, ADR	$567,680
4,400	Takeda Pharmaceutical Co. Ltd.	202,691
5,000	Varian Medical Systems Inc.†	301,600

	TOTAL HEALTH CARE	6,633,853

	ENERGY — 10.1%
7,000	Cabot Oil & Gas Corp.	314,300
24,000	Cenovus Energy Inc.	836,400
11,500	ConocoPhillips	657,570
4,500	Continental Resources Inc.†	346,050
11,400	EOG Resources Inc.	1,277,370
12,600	Occidental Petroleum Corp.	1,084,356
16,400	Schlumberger Ltd.	1,186,212
26,000	Suncor Energy Inc.	854,100

	TOTAL ENERGY	6,556,358

	MATERIALS — 1.2%
7,000	E. I. du Pont de Nemours and Co.	351,890
4,500	Monsanto Co.	409,590

	TOTAL MATERIALS	761,480

	TOTAL COMMON STOCKS	64,262,094

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.6%
$ 395,000	U.S. Treasury Bill,
	0.105% to 0.130%††,
	02/21/13 to 04/04/13	394,776

	TOTAL INVESTMENTS — 100.0% (Cost $51,339,712)	$64,656,870

	Aggregate tax cost	$51,348,567

	Gross unrealized appreciation	$14,243,728
	Gross unrealized depreciation	(935,425)

	Net unrealized appreciation/depreciation	$13,308,303

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	%of Market Value	Market Value
North America	65.1%	$42,076,873
Europe	25.5	16,502,719
Asia/Pacific	5.7	3,704,226
Japan	3.7	2,373,052

	100.0%	$64,656,870

See accompanying notes to schedule of investments.
3

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

4

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

Valuation Inputs*	Investments in Securities (Market Value) Assets
Level 1 - Quoted Prices	$64,262,094
Level 2 - Other Significant Observable Inputs	394,776

Total	$64,656,870

*

Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Please refer to the SOI for the industry classifications of these portfolio holdings. Level 2 consists of U.S. Government Obligations.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2012 or December 31, 2011.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

5

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

6

The GAMCO Global Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2017	$468,404

Total Capital Loss Carryforwards	$468,404

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative.©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

7

GAMCO Global Series Funds, Inc.

The GAMCO Global Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA	John D. Gabelli
Chairman and Chief	Senior Vice President,
Executive Officer,	Gabelli & Company, Inc.
GAMCO Investors, Inc.

E. Val Cerutti	Werner J. Roeder, MD
Chief Executive Officer,	Medical Director,
Cerutti Consultants, Inc.	Lawrence Hospital

Anthony J. Colavita	Anthonie C. van Ekris
President,	Chairman,
Anthony J. Colavita, P.C.	BALMAC International, Inc.

Arthur V. Ferrara	Salvatore J. Zizza
Former Chairman and	Chairman,
Chief Executive Officer,	Zizza & Associates Corp.
Guardian Life Insurance
Company of America

Officers

Bruce N. Alpert	Agnes Mullady
President, Secretary, and	Treasurer
Acting Chief
Compliance Officer

Custodian, Transfer Agent, and

Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB442Q312QR

GAMCO

The

GAMCO

Global

Growth

Fund

Morningstar ® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three, five, and ten year periods ended September 30, 2012 among 740, 740, 529, and 299 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

THIRD QUARTER REPORT

SEPTEMBER 30, 2012

The GAMCO Global Opportunity Fund

Third Quarter Report — September 30, 2012

Morningstar® rated The GAMCO Global Opportunity Fund Class AAA Shares 4 stars overall, 3 stars for the three and five year periods, and 4 stars for the ten year period ended September 30, 2012 among 740, 740, 529, and 299 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Caesar Bryan

To Our Shareholders,

For the quarter ended September 30, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Opportunity Fund increased 6.6% compared with an increase of 6.9% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2012.

Comparative Results

Average Annual Returns through September 30, 2012 (a) (Unaudited)					Since
	Quarter	1 Year	5 Year	10 Year	Inception (5/11/98)
Class AAA (GABOX)	6.63%	20.15%	(1.37)%	9.35%	6.27%
MSCI AC World Free Index	6.92	21.55	(1.59)	9.07	1.84	(d)
Lipper Global Large-Cap Growth Fund Average	6.23	22.93	(1.79)	7.85	2.33	(e)
Lipper Global Multi-Cap Growth Fund Average	3.27	15.68	(1.78)	9.30	6.58	(f)
Class A (GOCAX)	6.60	20.21	(1.38)	9.36	6.28
With sales charge (b)	0.47	13.30	(2.54)	8.71	5.84
Class C (GGLCX)	6.44	19.30	(2.11)	8.77	5.92
With contingent deferred sales charge (c)	5.44	18.30	(2.11)	8.77	5.92
Class I (GLOIX)	6.73	20.49	(1.13)	9.49	6.37

In the current prospectus dated April 27, 2012, the gross expense ratios for Class AAA, A, C, and I Shares are 2.60%, 2.60%, 3.35%, and 2.35%, respectively, and the net expense ratios in the current prospectus for these share classes are 2.01%, 2.01%, 2.76%, and 1.76%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, August 16, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower for the periods starting prior to August 16, 2000 and November 23, 2001, respectively, due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. The MSCIAC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Multi-Cap Growth Fund Average and the Lipper Global Large-Cap Growth Fund Average reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)  MSCI AC World Free Index since inception performance is as of May 29, 1998.

(e)  Lipper Global Large-Cap Growth Fund Average since inception performance is as of June 30, 1998.

(f)   Lipper Global Multi-Cap Growth Fund Average since inception performance is as of September 30, 1998.

The GAMCO Global Opportunity Fund

Schedule of Investments — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 100.0%
	CONSUMER STAPLES — 19.9%
2,000	Beam Inc.	$115,080
6,500	British American Tobacco plc	333,728
1,300	Danone SA	80,037
4,500	DE Master Blenders 1753 NV†	54,213
7,000	Diageo plc	196,627
2,280	Dr Pepper Snapple Group Inc.	101,528
3,000	General Mills Inc.	119,550
3,000	Heineken Holding NV	145,705
900	Hillshire Brands Co.	24,102
3,000	Mead Johnson Nutrition Co.	219,840
2,260	Pernod-Ricard SA	253,567
2,150	Philip Morris International Inc.	193,371
2,000	The Procter & Gamble Co.	138,720
2,750	Wesfarmers Ltd.	97,729

	TOTAL CONSUMER STAPLES	2,073,797

	INDUSTRIALS — 18.7%
600	Bucher Industries AG	107,496
3,000	CNH Global NV†	116,310
500	Engility Holdings Inc.†	9,225
1,000	FANUC Corp.	161,199
2,000	Fortune Brands Home & Security Inc.†	54,020
4,300	Jardine Matheson Holdings Ltd.	244,670
3,600	Komatsu Ltd.	70,902
3,000	L-3 Communications Holdings Inc.	215,130
2,500	Lockheed Martin Corp.	233,450
4,000	Mitsui & Co. Ltd.	56,279
2,600	Precision Castparts Corp.	424,684
30,000	Sime Darby Berhad	96,188
1,000	SMC Corp.	161,199

	TOTAL INDUSTRIALS	1,950,752

	MATERIALS — 15.0%
2,200	Agnico-Eagle Mines Ltd.	114,136
22,000	Antofagasta plc	448,335
3,600	BHP Billiton plc	111,906
23,000	Gold Fields Ltd., ADR	295,550
2,500	Monsanto Co.	227,550
2,000	Newcrest Mining Ltd.(a)	59,400
1,830	Rio Tinto plc	85,254
400	Syngenta AG	149,495
5,000	Xstrata plc	77,309

	TOTAL MATERIALS	1,568,935

	CONSUMER DISCRETIONARY — 11.3%
1,500	AMC Networks Inc., Cl. A†	65,280
2,200	Christian Dior SA	295,150
7,500	Compagnie Financiere Richemont SA, Cl. A	449,761
3,000	DIRECTV†	157,380
30,000	Genting Berhad	85,490
6,000	Liberty Interactive Corp., Cl. A†	111,000

Shares		Market Value
300	Liberty Ventures, Cl. A†	$14,892

	TOTAL CONSUMER DISCRETIONARY	1,178,953

	INFORMATION TECHNOLOGY — 10.2%
2,000	Canon Inc.	63,942
725	Google Inc., Cl. A†	547,013
2,800	Hoya Corp.	61,533
500	Keyence Corp.	128,139
9,000	Microsoft Corp.	268,020

	TOTAL INFORMATION TECHNOLOGY	1,068,647

	ENERGY — 8.5%
1,200	EOG Resources Inc.	134,460
2,000	Imperial Oil Ltd.	92,056
1,200	Occidental Petroleum Corp.	103,272
5,000	Schlumberger Ltd.	361,650
6,000	Suncor Energy Inc.	197,100

	TOTAL ENERGY	888,538

	HEALTH CARE — 8.2%
2,000	Cochlear Ltd.	139,310
4,400	Novartis AG	269,240
1,700	Roche Holding AG, Genusschein	317,586
3,000	St. Jude Medical Inc.	126,390

	TOTAL HEALTH CARE	852,526

	FINANCIALS — 6.3%
5,000	Cheung Kong (Holdings) Ltd.	73,317
16,000	Hongkong Land Holdings Ltd.	96,160
10,000	Kinnevik Investment AB, Cl. B	207,648
5,500	Schroders plc	134,820
47,000	Swire Properties Ltd.	145,472

	TOTAL FINANCIALS	657,417

	TELECOMMUNICATION SERVICES — 1.9%
4,800	Telephone & Data Systems Inc	122,928
2,000	United States Cellular Corp.†	78,260

	TOTAL TELECOMMUNICATION SERVICES	201,188

	TOTAL COMMON STOCKS	10,440,753

	RIGHTS — 0.0%
	Consumer Discretionary — 0.0%
99	Liberty Ventures, expire10/09/12†	1,340

	TOTAL INVESTMENTS — 100.0% (Cost $6,532,618)	$10,442,093

	Aggregate tax cost	$6,532,645

	Gross unrealized appreciation	$4,126,049
	Gross unrealized depreciation	(216,601)

	Net unrealized appreciation/depreciation	$3,909,448

See accompanying notes to schedule of investments.
2

The GAMCO Global Opportunity Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

(a)

Security fair valued under procedures established by the Board of
Directors. The procedures may include reviewing available
financial information about the company and reviewing the
valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of the fair valued security amounted to $59,400 or 0.57% of total investments.

†	Non-income producing security.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	43.8%	$4,571,427
Europe	36.7	3,834,187
Asia/Pacific	10.0	1,037,736
Japan	6.7	703,193
South Africa	2.8	295,550

	100.0%	$10,442,093

See accompanying notes to schedule of investments.
3

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

4

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 9/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Staples	$2,073,797	—	$2,073,797
Industrials	1,950,752	—	1,950,752
Materials	1,509,535	$59,400	1,568,935
Consumer Discretionary	1,178,953	—	1,178,953
Information Technology	1,068,647	—	1,068,647
Energy	888,538	—	888,538
Health Care	852,526	—	852,526
Financial Services	657,417	—	657,417
Telecommunication Services	201,188	—	201,188
Total Common Stocks	10,381,353	59,400	10,440,753
Rights
Consumer Discretionary	1,340	—	1,340
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$10,382,693	$59,400	$10,442,093

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2012 or December 31, 2011.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

5

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

6

The GAMCO Global Opportunity Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2012	$1,201,151
Capital Loss Carryforward Available through 2016	1,170,048
Capital Loss Carryforward Available through 2017	98,006

Total Capital Loss Carryforwards	$2,469,205

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative.©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

7

GAMCO Global Series Funds, Inc.

The GAMCO Global Opportunity Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc.	John D. Gabelli Senior Vice President, Gabelli & Company, Inc.

E. Val Cerutti Chief Executive Officer, Cerutti Consultants, Inc.	Werner J. Roeder, MD Medical Director, Lawrence Hospital

Anthony J. Colavita President, Anthony J. Colavita, P.C.	Anthonie C. van Ekris Chairman, BALMAC International, Inc.

Arthur V. Ferrara Former Chairman and Chief Executive Officer, Guardian Life Insurance Company of America	Salvatore J. Zizza Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and

Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q312QR

GAMCO

The

GAMCO

Global

Opportunity

Fund

Morningstar® rated The GAMCO Global Opportunity Fund Class AAA Shares 4 stars overall, 3 stars for the three and five year periods, and 4 stars for the ten year period ended September 30, 2012 among 740, 740, 529, and 299 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

THIRD QUARTER REPORT

SEPTEMBER 30, 2012

The GAMCO Global Telecommunications Fund

Third Quarter Report — September 30, 2012

Portfolio Management Team

Mario J. Gabelli, CFA	Sergey Dluzhevskiy, CFA, CPA	Evan Miller, CFA

To Our Shareholders,

For the quarter ended September 30, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Telecommunications Fund increased 9.2% compared with an increase of 6.7% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Telecommunications Services Index. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2012.

Comparative Results

Average Annual Returns through September 30, 2012 (a) (Unaudited)

	Quarter	1 Year	5 Year	10 Year	Since Inception (11/1/93)
Class AAA (GABTX)	9.20%	16.95%	(3.23)%	11.21%	7.66%
MSCI AC World Telecommunication Services Index	6.73	16.58	(0.69)	11.51	N/A
MSCI AC World Free Index	6.92	21.55	(1.59)	9.07	4.21(d)
Class A (GTCAX)	9.14	16.94	(3.23)	11.21	7.66
With sales charge (b)	2.87	10.21	(4.37)	10.56	7.32
Class C (GTCCX)	9.00	16.13	(3.95)	10.37	7.14
With contingent deferred sales charge (c)	8.00	15.13	(3.95)	10.37	7.14
Class I (GGTIX)	9.24	17.29	(2.99)	11.35	7.73

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 1.61%, 1.61%, 2.36%, and 1.36%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Free Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	MSCI AC World Free Index since inception performance is as of October 29, 1993.

The GAMCO Global Telecommunications Fund

Schedule of Investments — September 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 97.2%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 47.3%
	Africa/Middle East — 0.4%
37,000	Maroc Telecom SA	$445,989
200,000	Pakistan Telecommunication Co. Ltd.†(a)	40,875

		486,864

	Asia/Pacific — 5.3%
225,000	Asia Satellite Telecommunications Holdings Ltd.	667,393
5,280	Chorus Ltd., ADR	70,277
170,000	First Pacific Co. Ltd.	184,820
9,000	First Pacific Co. Ltd., ADR	48,060
90,000	PCCW Ltd.	36,794
33,000	Philippine Long Distance Telephone Co., ADR	2,178,330
18,860	PT Telekomunikasi Indonesia, ADR	734,220
747,000	Singapore Telecommunications Ltd.	1,947,849
350,000	Telekom Malaysia Berhad	708,817
1,865,000	True Corp. Public Co. Ltd., Cl. F†	463,523
8,075	TT&T Public Co. Ltd., GDR†(a)(b)(c)	242

		7,040,325

	Europe — 17.0%
11,250	Belgacom SA	343,349
160,000	Colt Group SA†	307,717
273,000	Deutsche Telekom AG, ADR	3,366,090
12,000	Elisa Oyj	271,248
25,000	France Telecom SA, ADR	305,500
4,507	Hellenic Telecommunications Organization SA†	16,854
25,900	Hellenic Telecommunications Organization SA, ADR†	47,138
2,100	Iliad SA	341,913
39,000	Koninklijke KPN NV, ADR	294,450
27,000	Portugal Telecom SGPS SA	133,477
30,000	Portugal Telecom SGPS SA, ADR	148,800
9,300	Rostelecom OJSC, ADR	237,150
82,600	Sistema JSFC, GDR(d)	1,681,736
100,000	Sonaecom SGPS SA	177,208
40,000	Swisscom AG, ADR	1,610,800
12,000	Tele2 AB, Cl. B	217,757
860,000	Telecom Italia SpA	862,011
21,000	Telecom Italia SpA, ADR	210,840
290,394	Telefonica SA, ADR	3,856,432
110,000	Telekom Austria AG	777,455
64,000	Telenor ASA	1,247,849
466,000	TeliaSonera AB	3,354,110
242,000	VimpelCom Ltd., ADR	2,879,800

		22,689,684

	Japan — 0.7%
16,000	Nippon Telegraph & Telephone Corp.	762,686
10,000	Nippon Telegraph & Telephone Corp., ADR	237,100

		999,786

Shares		Market Value

	Latin America — 2.3%
37,415,054	Cable & Wireless Jamaica Ltd.(e)	$96,306
57,215	Oi SA	276,019
86,997	Oi SA, ADR	349,728
10,284	Oi SA, Cl. C, ADR	51,009
147,000	Telecom Argentina SA, ADR	1,471,470
18,270	Telefonica Brasil SA	360,218
12,266	Telefonica Brasil SA, ADR	266,663
5,046	Telefonica Brasil SA, Preference	109,893
6,528	Telefonica SA	87,034

		3,068,340

	North America — 21.6%
108,000	AT&T Inc.	4,071,600
29,000	Atlantic Tele-Network Inc.	1,246,420
26,000	CenturyLink Inc.	1,050,400
740,000	Cincinnati Bell Inc.†	4,218,000
10,000	e.spire Communications Inc.†(c)	0
40,000	EarthLink Inc.	284,800
3,600	Equinix Inc.†	741,780
40,000	Frontier Communications Corp.	196,000
54,000	General Communication Inc., Cl. A†	529,200
50,000	Internap Network Services Corp.†	352,500
10,000	Level 3 Communications Inc.†	229,700
22,422	McLeodUSA Inc., Cl. A†(c)	110
130,000	McLeodUSA Inc., Escrow†(c)	0
27,100	New ULM Telecom Inc.	176,150
20,000	NorthPoint Communications Group Inc.†(c)	60
39,000	Shenandoah Telecommunications Co.	686,400
145,843	Telephone & Data Systems Inc.	3,735,029
27,500	TELUS Corp.	1,734,590
18,000	TELUS Corp., Non-Voting, Cl. A	1,126,030
96,000	tw telecom inc.†	2,502,720
120,000	Verizon Communications Inc.	5,468,400
36,000	Windstream Corp.	363,960

		28,713,849

	TOTAL DIVERSIFIED TELECOMMUNICATIONS SERVICES	62,998,848

	WIRELESS TELECOMMUNICATIONS SERVICES — 28.9%
	Africa/Middle East — 0.9%
4,000	Econet Wireless Zimbabwe Ltd.	17,640
21,000	MTN Group Ltd.	404,230
222,440	Orascom Telecom Holding SAE, GDR†(d)	689,786
222,440	Orascom Telecom Media and Technology Holding SAE, GDR(a)	97,874

		1,209,530

	Asia/Pacific — 3.5%
263,000	Axiata Group Berhad	559,300
47,000	China Mobile Ltd., ADR	2,601,920
56,000	China Unicom Hong Kong Ltd., ADR	913,360

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	WIRELESS TELECOMMUNICATIONS SERVICES (Continued)
	Asia/Pacific (Continued)
666	Hutchison Telecommunications Hong Kong Holdings Ltd.	$295
4,800	PT Indosat Tbk, ADR	134,832
24,000	SK Telecom Co. Ltd., ADR	348,960
40,000	Time dotCom Berhad	40,569

		4,599,236

	Europe — 6.9%
30,000	Bouygues SA	732,478
309,000	Cable & Wireless Communications plc	180,030
28,800	Millicom International Cellular SA, SDR	2,672,269
12,000	Mobile TeleSystems OJSC, ADR	210,240
103,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,559,420
102,300	Vivendi SA	1,994,914
65,000	Vodafone Group plc, ADR	1,852,175

		9,201,526

	Japan — 3.3%
36,500	KDDI Corp.	2,834,316
950	NTT DoCoMo Inc.	1,541,133

		4,375,449

	Latin America — 4.9%
194,000	America Movil SAB de CV, Cl. L, ADR	4,935,360
17,500	Grupo Iusacell SA de CV†(c)	0
67,000	NII Holdings Inc.†	525,950
150,000	Tim Participacoes SA	577,136
26,536	Tim Participacoes SA, ADR	510,022

		6,548,468

	North America — 9.4%
105,000	Clearwire Corp., Cl. A†	141,750
44,500	MetroPCS Communications Inc.†	521,095
2,300	Nextwave Wireless Inc.†	2,783
94,000	Rogers Communications Inc., Cl. B	3,797,600
610,000	Sprint Nextel Corp.†	3,367,200
119,200	United States Cellular Corp.†	4,664,296

		12,494,724

	TOTAL WIRELESS TELECOMMUNICATIONS SERVICES	38,428,933

	OTHER — 21.0%
	Africa/Middle East — 0.0%
1,009	Kingdom Financial Holdings Ltd., Cl. L†(c)	0
504	Meikles Ltd.†	81

		81

	Asia/Pacific — 0.5%
70,000	C.P. Pokphand Co. Ltd., ADR	204,400
26,000	Himachal Futuristic Communications, GDR†(a)(c)	20,834

Shares		Market Value
40,000	Hutchison Whampoa Ltd.	$387,926
250,000	Time Engineering Berhad	22,902

		636,062

	Europe — 2.7%
12,000	British Sky Broadcasting Group plc	144,073
1,000	British Sky Broadcasting Group plc, ADR	47,800
56,000	G4S plc	240,270
59,000	GN Store Nord A/S	907,653
20,000	InterXion Holding NV†	454,400
4,300	Kinnevik Investment AB, Cl. A	91,122
58,500	Kinnevik Investment AB, Cl. B	1,214,742
14,000	Nokia OYJ, ADR	35,980
18,035	PostNL NV, ADR†	63,123
21,000	Telegraaf Media Groep NV	203,583
14,181	TNT Express NV, ADR	148,191
12,000	Waterloo Investment Holdings Ltd.†(c)	775
4,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	11,231

		3,562,943

	Japan — 0.3%
72,000	Furukawa Electric Co. Ltd.†	135,623
21,000	Tokyo Broadcasting System Holdings Inc.	219,849

		355,472

	Latin America — 0.2%
15,000	Grupo Televisa SAB, ADR	352,650
1,224	Shellproof Ltd.†	899
900	Shellshock Ltd.†	669

		354,218

	North America — 17.3%
80,000	Adelphia Communications Corp., Cl. A†(c)	0
80,000	Adelphia Communications Corp., Escrow†(c)	0
80,000	Adelphia Recovery Trust†(c)	392
24,250	AMC Networks Inc., Cl. A†	1,055,360
1,700	Ascent Capital Group Inc., Cl. A†	91,817
112,000	Cablevision Systems Corp., Cl. A	1,775,200
23,566	CanWest Global Communications Corp., Cl. A†(c)	1,079
11,434	CanWest Global Communications Corp., Cl. A†(c)	532
7,400	Cogeco Inc.	270,152
15,000	Comcast Corp., Cl. A, Special	522,000
4,000	Convergys Corp.	62,680
105,000	DIRECTV†	5,508,300
107,000	DISH Network Corp., Cl. A	3,275,270
14,400	EchoStar Corp., Cl. A†	412,704
6,000	Fisher Communications Inc.†	220,560
400	Google Inc., Cl. A†	301,800
28,000	Liberty Global Inc., Cl. A†	1,701,000
46,000	Liberty Global Inc., Cl. C†	2,595,320

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	North America (Continued)
14,000	Liberty Interactive Corp., Cl. A†	$259,000
18,500	Liberty Media Corp. - Liberty Capital, Cl. A†	1,927,145
700	Liberty Ventures, Cl. A†	34,748
13,000	LSI Corp.†	89,830
2,000	News Corp., Cl. B	49,600
24,000	Pendrell Corp.†	27,120
6,000	SCANA Corp.	289,620
4,500	SJW Corp.	114,120
18,000	The Madison Square Garden Co., Cl. A†	724,860
2,500	Time Warner Cable Inc.	237,650
14,000	Time Warner Inc.	634,620
47	Xanadoo Co., Cl. A†	14,570
56,000	Yahoo! Inc.†	894,600

		23,091,649

	TOTAL OTHER	28,000,425

	TOTAL COMMON STOCKS	129,428,206

	RIGHTS — 0.0%
	CABLE AND SATELLITE — 0.0%
	North America — 0.0%
233	Liberty Ventures, expire 10/09/12†	3,159

	WARRANTS — 0.6%
	WIRELESS TELECOMMUNICATIONS SERVICES —0.6%
	Asia/Pacific — 0.6%
160,000	Bharti Airtel Ltd., expire 09/19/13†(a)	803,481

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.2%
$2,860,000	U.S. Treasury Bills, 0.090% to 0.130%††, 10/18/12 to 02/28/13	2,858,976

	TOTAL INVESTMENTS — 100.0%
	(Cost $105,366,462)	$133,093,822

		Market Value
	Aggregate tax cost.	$107,791,069

	Gross unrealized appreciation	$44,768,817
	Gross unrealized depreciation	(19,466,064)

	Net unrealized appreciation/depreciation	$25,302,753

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of Rule 144A securities amounted to $963,306 or 0.72% of total investments.

(b)	Illiquid security.
(c)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $24,024 or 0.02% of total investments.

(d)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At September 30, 2012, the market value of Regulation S securities amounted to $2,371,522 or 1.78% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/12 Carrying Value Per Unit
222,440	Orascom Telecom Holding SAE, GDR	06/22/07	$1,249,360	$3.1010
82,600	Sistema JSFC, GDR	02/09/05	1,616,891	20.3600

(e)

At September 30, 2012, the Fund held an investment in a restricted security amounting to $96,306 or 0.07% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/12 Carrying Value Per Unit
37,415,054	Cable & Wireless Jamaica Ltd.	03/10/94	$499,070	$0.0026

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Geographic Diversification	% of Market Value	Market Value
North America	50.5%	$67,162,357
Europe.	26.6	35,454,153
Asia/Pacific	9.8	13,079,104
Latin America	7.5	9,971,026
Japan	4.3	5,730,707
Africa/Middle East	1.3	1,696,475

	100.0%	$133,093,822

See accompanying notes to schedule of investments.

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs			Total Market Value at 9/30/12
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS SERVICES
Asia/Pacific	$ 7,040,083	—	$ 242	$ 7,040,325
North America	28,713,679	—	170	28,713,849
Other Regions(a)	27,244,674	—	—	27,244,674
WIRELESS TELECOMMUNICATIONS SERVICES
Latin America	6,548,468	—	0	6,548,468
Other Regions(a)	31,880,465	—	—	31,880,465
OTHER
Africa/Middle East	81	—	0	81
Asia/Pacific	615,228	$ 20,834	—	636,062
Europe	3,562,168	—	775	3,562,943
North America	23,089,646	2,003	0	23,091,649
Other Regions(a)	709,690	—	—	709,690

Total Common Stocks	129,404,182	22,837	1,187	129,428,206

Rights(a)	3,159	—	—	3,159
Warrants(a)	—	803,481	—	803,481
U.S. Government Obligations	—	2,858,976	—	2,858,976

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$129,407,341	$3,685,294	$1,187	$133,093,822

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Unaudited) (Continued)

which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information

The GAMCO Global Telecommunications Fund

Notes to Schedule of Investments (Unaudited) (Continued)

about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2012, refer to the Schedule of Investments.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2012	$3,314,655
Capital Loss Carryforward Available through 2016	250,132
Capital Loss Carryforward Available through 2017	4,306,785

Total Capital Loss Carryforwards.	$7,871,572

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund (formerly Gabelli

Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.

(Multiclass)	Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass)	Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.

(Multiclass)	Portfolio Managers: Charles L. Minter Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.

(Multiclass)	Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G. distributors, LLC, One Corporate Center, Rye, NY 10580.

GAMCO Global Series Funds, Inc.

The GAMCO Global

Telecommunications Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA	John D. Gabelli
Chairman and Chief	Senior Vice President,
Executive Officer,	Gabelli & Company, Inc.
GAMCO Investors, Inc.

E. Val Cerutti	Werner J. Roeder, MD
Chief Executive Officer,	Medical Director,
Cerutti Consultants, Inc.	Lawrence Hospital

Anthony J. Colavita	Anthonie C. van Ekris
President,	Chairman,
Anthony J. Colavita, P.C.	BALMAC International, Inc.

Arthur V. Ferrara	Salvatore J. Zizza
Former Chairman and	Chairman,
Chief Executive Officer,	Zizza & Associates Corp.
Guardian Life Insurance
Company of America

Officers

Bruce N. Alpert	Agnes Mullady
President, Secretary, and	Treasurer
Acting Chief
Compliance Officer

Custodian, Transfer Agent, and

Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401QQ312QR

The

GAMCO

Global

Telecommunications

Fund

THIRD QUARTER REPORT

SEPTEMBER 30, 2012

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Global Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/20/12

* Print the name and title of each signing officer under his or her signature.